Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Letters of Credit
As of December 31, 2011, we had approximately $25.3 million outstanding in letters of credit with financial institutions. These letters expire throughout 2012. Approximately $2.6 million of the letters contain a feature that automatically renews the letter for an additional year if no cancellation notice is submitted. These letters of credit are being maintained as security for deferred compensation payments, reimbursements to insurance companies, reimbursements to the trustee for pension payments, deductibles or retention payments made on our behalf, various payments due to governmental agencies, and for operations of underground storage tanks.
Guarantees
We guarantee indebtedness and other obligations to banks and other third parties for some of our equity investments and consolidated subsidiaries. We guaranteed our respective share of the indebtedness of BRI related to its CAD 200.0 million debt which was settled at maturity on June 15, 2011 at which time we were released from our guarantee. The funding from this settlement was from a new short-term loan maturing in June 2012 for which we became a guarantor and a separate guarantee liability was recorded. Due to the structure of the new BRI debt agreement and related guarantees, our liability was reduced which resulted in a corresponding gain in Special items, net of $2.0 million in the second quarter of 2011. In September 2011, we made a $93.6 million capital contribution to BRI. BRI used these funds, along with the capital contributions received from its other shareholders, to repay its CAD 200.0 million debt. Accordingly, we were released from our guarantee of this debt resulting in the complete elimination of our guarantee liability. Refer to Note 4, "Investments," for further information related to BRI.
Rocky Mountain Metal Container ("RMMC"), a Colorado limited liability company, is a joint venture with Ball Corporation in which MillerCoors holds and consolidates a 50% interest. RMMC produces cans and ends for MillerCoors. Prior to the formation of MillerCoors on July 1, 2008, we held the 50% interest in RMMC and consolidated the results and financial position of RMMC. As of December 25, 2010, we guaranteed $29.6 million of RMMC debt. As of December 31, 2011, MillerCoors had refinanced $16.0 million of this debt and, and as a result of this refinancing, we were released from our guarantee of this debt. We continue to guarantee $9.1 million of RMMC debt as of December 31, 2011.
Related to our previous ownership in the Montréal Canadiens we guarantee its obligations under a ground lease for the Bell Centre Arena (the "Ground Lease Guarantee"). Upon sale of our interest, the new owners agreed to indemnify us in connection with the liabilities we may incur under the Ground Lease Guarantee and provided us with a CAD 10 million letter of credit to guarantee such indemnity. This transaction did not materially affect our risk exposure related to the Ground Lease Guarantee, which continues to be recognized as a liability on our balance sheet.
Related to guarantees, Other liabilities in the accompanying Consolidated Balance Sheets include $6.1 million as of December 31, 2011, which is non-current, and $100.4 million as of December 25, 2010, of which $94.2 million is current and $6.2 million is non-current.
Supply Contracts
We have various long-term supply contracts with unaffiliated third parties and our joint venture partners to purchase materials used in production and packaging, such as starch, cans and glass. The supply contracts provide that we purchase certain minimum levels of materials throughout the terms of the contracts. The future aggregate minimum required purchase commitments under these supply contracts are shown in the table below based on foreign exchange rates as of December 31, 2011. The amounts in the table do not represent all anticipated payments under long-term contracts. Rather, they represent unconditional and legally enforceable committed expenditures:

Amount
(In millions)
2012	$186.4
2013	193.4
2014	156.0
2015	92.4
2016	92.4
Thereafter	—
Total	$720.6

Our total purchases under these contracts in 2011, 2010 and 2009 were approximately $559.5 million, $492.8 million and $599.8 million, respectively.
Additionally, Tradeteam has a contract with us to provide for transportation and logistics services in the U.K. until 2018. See further discussion including financial commitments in Note 4, "Investments."
Advertising and Promotions
We have various long-term non-cancelable commitments for advertising, sponsorships and promotions, including marketing at sports arenas, stadiums and other venues and events. From time to time, MCBC guarantees the financial performance under certain contracts on behalf of its subsidiaries. Based on foreign exchange rates as of December 31, 2011, these future commitments are as follows:

Amount
(In millions)
2012	$79.6
2013	71.0
2014	70.2
2015	56.3
2016	44.8
Thereafter	111.4
Total	$433.3

Total advertising expense was $398.8 million, $361.6 million and $349.3 million in 2011, 2010 and 2009, respectively.
Leases
We lease certain office facilities and operating equipment under cancelable and non-cancelable agreements accounted for as operating leases. Based on foreign exchange rates as of December 31, 2011, future minimum lease payments under operating leases that have initial or remaining non-cancelable terms in excess of one year are as follows:

Amount
(In millions)
2012	$30.0
2013	24.1
2014	17.4
2015	10.9
2016	6.4
Thereafter	27.1
Total	$115.9

Total rent expense was $35.3 million, $33.5 million and $31.0 million in 2011, 2010 and 2009, respectively.
Environmental
When we determine it is probable that a liability for environmental matters or other legal actions exists and the amount of the loss is reasonably estimable, an estimate of the future costs is recorded as a liability in the financial statements. Costs that extend the life, increase the capacity or improve the safety or efficiency of Company-owned assets or are incurred to mitigate or prevent future environmental contamination may be capitalized. Other environmental costs are expensed when incurred. Total environmental expenditures for 2011 and 2009 were $0.2 million and $1.5 million, respectively. For 2010, we recognized a benefit of $0.2 million.
We have been notified that we are or may be a potentially responsible party ("PRP") under the Comprehensive Environmental Response, Compensation, and Liability Act or similar state laws for the cleanup of sites where hazardous substances have allegedly been released into the environment. We cannot predict with certainty the total costs of cleanup, our share of the total cost, the extent to which contributions will be available from other parties, the amount of time necessary to complete the cleanups or insurance coverage.
Canada
Our Canada brewing operations are subject to provincial environmental regulations and local permit requirements. Our Montréal and Toronto breweries have water treatment facilities to pre-treat waste water before it goes to the respective local governmental facility for final treatment. We have environmental programs in Canada including organization, monitoring and verification, regulatory compliance, reporting, education and training, and corrective action.
We sold a chemical specialties business in 1996. The Company is still responsible for certain aspects of environmental remediation, undertaken or planned, at those chemical specialties business locations. We have established provisions for the costs of these remediation programs.
United States
Lowry
We are one of a number of entities named by the Environmental Protection Agency ("EPA") as a PRP at the Lowry Superfund site. This landfill is owned by the City and County of Denver ("Denver") and is managed by Waste Management of Colorado, Inc. ("Waste Management"). In 1990, we recorded a pre-tax charge of $30 million, a portion of which was put into a trust in 1993 as part of a settlement with Denver and Waste Management regarding the then-outstanding litigation. Our settlement was based on an assumed remediation cost of $120 million (in 1992 adjusted dollars). We are obligated to pay a portion of future costs, if any, in excess of that amount.
Waste Management provides us with updated annual cost estimates currently extending through 2032. We review these cost estimates in the assessment of our accrual related to this issue. We use certain assumptions that differ from Waste Management's estimates to assess our expected liability. Our expected liability (based on the $120 million threshold being met) is based on our best estimates available.
The assumptions used are as follows:

•	trust management costs are included in projections with regard to the $120 million threshold, but are expensed only as incurred;

•	income taxes, which we believe are not an included cost, are excluded from projections with regard to the $120 million threshold;

•	a 2.5% inflation rate for future costs; and

•	certain operations and maintenance costs were discounted using a 4.6% risk-free rate of return.
Based on these assumptions, the present value and gross amount of the costs at December 31, 2011, are approximately $3.2 million and $5.3 million, respectively. Accordingly, we believe that the existing liability of $6.2 million is adequate as of December 31, 2011. We did not assume any future recoveries from insurance companies in the estimate of our liability as none are expected.
Considering the estimates extend through the year 2032 and the related uncertainties at the site, including what additional remedial actions may be required by the EPA, new technologies and what costs are included in the determination of when the $120 million is reached, the estimate of our liability may change as further facts develop. We cannot predict the amount of any such change, but additional accruals in the future are possible.
Other
In October 2006, we were notified by the EPA that we are a PRP, along with approximately 60 other parties, at the Cooper Drum site in southern California. Certain former non-beer business operations, which we discontinued and sold in the mid-1990s, were involved at this site. We responded to the EPA with information regarding our past involvement with the site. We have accrued $0.2 million, which represents our estimable loss at this time. Potential losses associated with the Cooper Drum site could increase as remediation planning progresses.
During the third quarter of 2008 we were notified by the EPA that we are a PRP, along with others, at the East Rutherford and Berry's Creek sites in New Jersey. Certain former non-beer business operations, which we discontinued and sold in the mid-1990s, were involved at this site. We have accrued $4.1 million, which represents our estimable loss at this time. Potential losses associated with the Berry's Creek site could increase as remediation planning progresses.
While we cannot predict the eventual aggregate cost for environmental and related matters in which we are currently involved, we believe that any payments, if required, for these matters would be made over a period of time in amounts that would not be material in any one year to our results from operations, cash flows or our financial or competitive position. We believe adequate reserves have been provided for losses that are probable and estimable.
We are aware of groundwater contamination at some of our properties in Colorado resulting from historical, ongoing, or nearby activities. There may also be other contamination of which we are currently unaware.
United Kingdom
We are subject to the requirements of government and local environmental and occupational health and safety laws and regulations. Compliance with these laws and regulations did not materially affect our 2011 capital expenditures, results from operations or our financial or competitive position, and we do not anticipate that they will do so in 2012.
Indemnity Obligations—Sale of Kaiser
As discussed in Note 5 "Discontinued Operations," we sold our entire equity interest in Kaiser during 2006 to FEMSA. The terms of the sale agreement require us to indemnify FEMSA for certain exposures related to tax, civil and labor contingencies arising prior to FEMSA's purchase of Kaiser. We provided an indemnity to FEMSA for losses Kaiser may incur with respect to tax claims associated with certain previously utilized purchased tax credits. We generally classify such purchased tax credits into two categories.
During 2010, we reached a settlement agreement with FEMSA for the entirety of our indemnity obligations corresponding to the principal, penalties, interest and attorney's fees owed by Kaiser for the first category of purchased credits. This favorable settlement involved a cash payment of $96.0 million, and eliminated $284.5 million of maximum potential tax claims, of which $131.2 million of indemnity liabilities were accrued on our balance sheet at December 26, 2009. The payment was made in the second quarter of 2010. The maximum potential claims amount remaining for the second category of purchased tax credits (which we believe present less risk than the first category), was $237.7 million as of December 31, 2011. As of December 31, 2011, our total estimate of the indemnity liability was $21.5 million, $8.6 million of which was classified as a current liability and $12.9 million of which was classified as non-current.
Our estimates consider a number of scenarios for the ultimate resolution of these issues, the probabilities of which are influenced not only by legal developments in Brazil but also by management's intentions with regard to various alternatives that could present themselves leading to the ultimate resolution of these issues. The liabilities are impacted by changes in estimates regarding amounts that could be paid, the timing of such payments, adjustments to the probabilities assigned to various scenarios and foreign currency exchange rates.
Additionally, we also provided FEMSA with indemnity related to all other tax, civil, and labor contingencies existing as of the date of sale. In this regard, however, FEMSA assumed their full share of all of these contingent liabilities that had been previously recorded and disclosed by us prior to the sale on January 13, 2006. However, we may have to provide indemnity to FEMSA if those contingencies settle at amounts greater than those amounts previously recorded or disclosed by us. We will be able to offset any indemnity exposures in these circumstances with amounts that settle favorably to amounts previously recorded. Our exposure related to these indemnity claims is capped at the amount of the sales price of the 68% equity interest of Kaiser, which was $68.0 million. As a result of these contract provisions, our estimates include not only probability-weighted potential cash outflows associated with indemnity provisions, but also probability-weighted cash inflows that could result from favorable settlements, which could occur through negotiation or settlement programs arising from the federal or any of the various state governments in Brazil. The recorded value of the tax, civil, and labor indemnity liability was $9.1 million as of December 31, 2011, which is classified as non-current.
Future settlement procedures and related negotiation activities associated with these contingencies are largely outside of our control. The sale agreement requires annual cash settlements relating to the tax, civil, and labor indemnities. Indemnity obligations related to purchased tax credits must be settled upon notification of FEMSA's settlement. Due to the uncertainty involved with the ultimate outcome and timing of these contingencies, significant adjustments to the carrying values of the indemnity obligations have been recorded to date, and additional future adjustments may be required. These liabilities are denominated in Brazilian Reais and are therefore, subject to foreign exchange gains or losses, which are recognized in the discontinued operations section of the consolidated statements of operations.
The table below provides a summary of reserves associated with the Kaiser indemnity obligations from December 28, 2008, through December 31, 2011:

	Purchased tax credits indemnity reserve	Tax, civil and labor indemnity reserve	Total indemnity reserves
	(In millions)
Balance at December 28, 2008	$120.8	$12.4	$133.2
Changes in estimates	(5.9)	(6.4)	(12.3)
Foreign exchange transaction impact	39.7	3.5	43.2
Balance at December 26, 2009	$154.6	$9.5	$164.1
Changes in estimates	(32.3)	—	(32.3)
Cash settlement	(96.0)	—	(96.0)
Foreign exchange transaction impact	(2.6)	0.5	(2.1)
Balance at December 25, 2010	$23.7	$10.0	$33.7
Changes in estimates	—	—	—
Foreign exchange transaction impact	(2.2)	(0.9)	(3.1)
Balance at December 31, 2011	$21.5	$9.1	$30.6

Litigation and Other Disputes
In 1999, Molson entered into an agreement for the distribution of Molson products in Brazil. In 2000, before commencing that business, Molson terminated the distribution agreement and paid the distributor $150,000 in settlement. The distributor then sued Molson to set aside the settlement and to seek additional compensation. The Appellate Court of the State of Rio de Janeiro ("Appellate Court") set aside the settlement agreement and determined that Molson was liable to the distributor, with the amount of damages to be determined through subsequent proceedings. An appeal of the liability decision is currently pending before the Brazilian Superior Court of Justice, which allowed Molson's appeal during the fourth quarter of fiscal year 2009 and agreed to hear the merits of Molson's appeal. With respect to damages, the case was remanded to a Rio de Janeiro trial court to determine the amount of damages. The trial court retained an expert who provided a report adopting the position of the distributor and recommended damages based on a business plan that was never implemented. Molson challenged the irregularity of the expert process, the impartiality of the expert, as well as the report's specific recommendation. The trial court denied Molson's challenges. Molson filed an appeal before the Appellate Court regarding these procedural irregularities, which was denied during the fourth quarter of fiscal year 2009. Following the trial court's procedural ruling during the third quarter of 2009, that court handed down a decision in the distributor's favor granting the full amount of the lost anticipated profits alleged by the distributor, approximately $42 million, plus attorney's fees and interest to accrue from the termination of the distribution agreement. Molson appealed the judgment to the Appellate Court. During the fourth quarter of 2009, the Appellate Court directed the court-retained expert to explain the basis for his damages calculation. During the first quarter of 2010, the Appellate Court granted Molson's appeal and vacated the $42 million judgment. The Appellate Court remanded the proceeding to the trial court and ordered that court to select a different expert. The Appellate Court furthermore directed the trial court to use specific criteria in setting damages, the effect of which should be to substantially reduce the award. Molson sought clarification as to the precise criteria to be used. In late April 2010, the Appellate Court denied Molson's motion for clarification, but limited the accrual of interest in this matter. In mid October 2010, the Appellate Court denied the distributor's motion to set aside the vacation of the $42 million judgment. In July 2011, the trial court selected a new expert who is beginning to formulate a new calculation of damages. We have accrued $4.8 million, which represents our probable and estimable loss as of December 31, 2011. While we intend to vigorously defend this matter, there is a reasonably possible range of outcomes, from no liability (assuming a favorable ruling on the liability issue, which we believe is reasonably possible) to $9 million plus interest and attorney's fees, which represents an unfavorable interpretation of the ruling by the Appellate Court. However, the outcome of legal matters is inherently unpredictable and subject to significant uncertainties. Due to the nature of this legal proceeding unfavorable final outcomes may occur beyond these amounts, which could have a material adverse effect on our financial statements.
During the second quarter of 2011, a competitor in our Canadian market filed a lawsuit in a trial court in Ontario, Canada, challenging a sponsorship agreement between our Canadian and U.S. businesses and the National Hockey League ("NHL") (Labatt Brewing Co. Ltd. et al. v. NHL Enterprises Canada Ltd., et al., Sup. Ct. of Justice-Ontario, CV-11-9122-00CL). Following an expedited trial, the court ruled against the Company and the NHL, holding that there was a binding agreement between Labatt and the NHL. The Court of Appeal of Ontario reversed that judgment on July 12, 2011 (C53817 & C53818). Labatt subsequently re-initiated a lawsuit in the Ontario trial court. That court has since ruled in favor of the Company, upholding the NHL sponsorship (Sup. Ct. of Justice-Ontario, 2011 ONSC 5652 (October 20, 2011)). Labatt had thirty days in which to appeal the decision and declined to do so.
On February 9, 2012, the Oglala Sioux Tribe ("OST") of South Dakota filed a lawsuit in federal district court in Nebraska against four beer retailers in Whiteclay, Nebraska and the distributors and brewers, including MillerCoors (and its parents which include us),  who make and distribute the beer sold at those retailers. Whiteclay, Nebraska is across the state border from the Pine Ridge Indian Reservation ("PRIR") in South Dakota where the OST resides. The sale and consumption of beer is prohibited in the PRIR. The complaint was amended on February 17, 2012. The amended complaint alleges that the manufacturing and distributor defendants acted in concert with the retailers to promote and sell beer that they knew would be transported to and eventually resold and consumed in the PRIR, and that these sales of beer were illegal under federal law and the laws of Nebraska and the OST. The amended complaint also seeks injunctive relief limiting the amount of beer sold by the retailers in Whiteclay. We have not yet filed a response to the complaint. We intend to vigorously defend this matter and are unable to estimate our potential liability, if any, at this time.
We are involved in other disputes and legal actions arising in the ordinary course of our business. While it is not feasible to predict or determine the outcome of these proceedings, in our opinion, based on a review with legal counsel, none of these disputes and legal actions is expected to have a material impact on our consolidated financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business.
Insurance
We are self-insured for certain insurable risks consisting primarily of U.S. employee health insurance programs. As with other large corporations, we maintain deductibles or self-insured retentions (SIR) for various types of insurance, e.g.: automobile liability, general and product liability and property. At times, we may decide to be self-insured for a particular insurable risk if we deem the cost to be greater than the potential benefit. In the past, we have been self-insured for certain insurable risks, such as employer's liability in the U.K., and the resulting claims reserves are reviewed and adjusted as necessary at least on a quarterly basis. Our accrued reserves related to self-insurance and deductibles/SIR were $3.2 million and $2.6 million at December 31, 2011, and December 25, 2010, respectively.